Please Complete 5/5/99	Todays date
5/15/99	Current Month Disbribution
Date 4/15/99	Prior Month Distribution
Date (from see exhibit 1 below)
Apr-99	Month for the reporting period
5/14/99	Transfer date


5.2175%	Certificate Interest Rate for
the month 30	Number of days in the
interest period BEGINNING PBT CASH
COLLATERAL BALANCE

"375,000,000 "	Investor Interest
beginning of Interest Period ($000) 83
	Payment of Principal after 2/15/99







EXHIBIT B






MONTHLY PAYMENT INSTRUCTIONS AND
NOTIFICATION TO THE TRUSTEE


THE PRUDENTIAL BANK AND TRUST COMPANY



PB&T MASTER CREDIT CARD TRUST II

SERIES 1994-A


"The undersigned, a duly authorized
representative of The " "Prudential Bank and Trust Company (""PB&T""), as
Servicer pursuant to the" "Pooling and
Servicing Agreement dated as of August
1, 1994, as amended July" "31, 1997, and
the Series 1994-A Supplement dated as of August 10, 1994, as" "amended July 31,
1997,  (collectively, the ""Pooling and
Servicing Agreement"")" "by and between
PB&T and Bankers Trust as trustee, (the
""Trustee""), does" hereby certify as
follows:

A)	Capitalized terms used in this
notice have their respective meanings
set forth in the Pooling and Servicing
Agreement; "provided, that the
""Preceding Monthly Period"" shall mean
the" Monthly Period immediately
preceding the calendar month in which
this notice is delivered.  References
herein to certain sections and
subsections are references to the
respective sections and subsections of
the Pooling and Servicing Agreement.
This notice is delivered pursuant to
Section 4.08 of the Pooling and
Servicing Agreement.

B)	PB&T is the Servicer under the
Pooling and Servicing Agreement.

C)	The undersigned is a Servicing
Officer.

D)	The date of this notice is a
Determination Date under the Pooling and Servicing Agreement.


I.	INSTRUCTION TO MAKE A WITHDRAWAL

"Pursuant to Section 4.08, the Servicer
does hereby instruct the  " Trustee (i)
to make a withdrawal from the Defeasance
Account on		15-May-99	", which
date is a Transfer Date under the"
Pooling and Servicing			"Agreement,
in an aggregate amount as set " forth
below in respect to
the				following amounts and
(ii) to apply the proceeds of such
withdrawal in accordance with Section
4.08:

A) 	Pursuant to subsection 4.08 (a):
(1) Interest at the Certificate Rate for
the preceding Interest Period on the
Investor Interest
 .......................					"$1,630,468.75
"								#DIV/0!

(2) Deficiency Amounts
 ......................					$0.00

B)	Pursuant to subsection 12.05:

(1) Pay to the
Seller........................					$0.00

Total
 .......................................					$0.00



II.	ACCRUED AND UNPAID AMOUNTS

After giving effect to the withdrawals
and transfers to be made in "accordance
with this notice, the following amounts
will be accrued" and unpaid with respect to all Monthly Periods preceding the current calendar month:

A)	Subsection 4.08 (a): The aggregate
amount of all Deficiency Amounts
 .....................................					$0.00

"IN WITNESS WHEREOF, the undersigned has
duly executed this " certificate this
		fifth day of		May-99


"THE PRUDENTIAL BANK AND TRUST COMPANY,"
Servicer

By: Name:   Robert R. Wood	Joel L.
Rosenberg Title:Senior Vice President
B-2 MONTHLY CERTIFICATEHOLDER'S
STATEMENT


SERIES 1994-A

THE PRUDENTIAL BANK & TRUST COMPANY


PB&T MASTER CREDIT CARD TRUST II



Under Section 5.02 of the Pooling and
Servicing Agreement dated as of August
"1, 1994, as amended July 31, 1997, and
the Series 1994-A Supplement dated"
"August 10, 1994, as amended July 31,
1997, (collectively, the ""Pooling and"
"Servicing Agreement"") by and between
The Prudential Bank & Trust Company"
"(""PB&T"") and Bankers Trust, as
trustee (the ""Trustee""), PB&T, as
Servicer, is" required to prepare
certain information each month regarding
current distributions to Series 1994-A
Certificateholders and the performance
of the "PB&T Master Credit Card Trust
(the ""Trust"") during the previous
month.  The" information which is
required to be prepared with respect to
the Distribution Date of 		15-May-99
and with respect to the performance of
the Trust during the month of
			Apr-99	 is set forth
below. Certain information is "presented on the basis of an amount of $1,000 per series 1994-A Certificate" "(a
""Certificate"").  Certain other
information is presented based on the"
aggregate amounts for the Trust as a
whole. Capitalized terms used in this
Statement have their respective meanings set forth in the Pooling and Servicing
Agreement.

A.	Information Regarding the Current
Monthly Distribution "(Stated on the
basis of $1,000 Original Certificate"
Principal Amount.)

1.	The total amount of the
distribution to Certificateholders on
		 	15-May-99 "per $1,000 original
certificate principal " amount
 ......................................					$86.96
		ADD PRINCIPAL COLLECTIONS

2.	The amount of the distribution set
forth in paragraph 1 above in respect of
interest on "the Certificates, per
$1,000 original" certificate principal
amount
 ................					$3.62

3.	The amount of the distribution set
forth in paragraph 1 above in respect of
principal of "the Certificate, per
$1,000 original" certificate principal
amount ................					$83.33
		ADD PRINCIPAL COLLECTIONS



B.	Information Regarding the
Performance of the Trust

1.	Permitted Investments Outstandings

The aggregate amount in the Distribution
Account of sales and maturities and
interest "payments , allocated in
respect of the"
Certificates					"$1,630,468.75
"

2.	Deficit Controlled Amortization
Amount					$0.00




"THE PRUDENTIAL BANK AND TRUST COMPANY,"
Servicer


By: Name:  Joel L. Rosenberg Title:
Senior Vice President





















C-2 Schedule - to Monthly Servicer's
Certificate with respect to the Series
1994-A Certificates


THE PRUDENTIAL BANK & TRUST COMPANY
___________________________________________________

"     PB&T MASTER CREDIT CARD TRUST II,
SERIES 1994-A"
___________________________________________________

1.	Amount available in Distribution
Account on
15-May-99	:				"$1,630,468.75
"

2.	The amount of interest payable to
the Series 1994-A Certificateholders on
the Distribution Date in the current
calendar month is equal to
 ..............................................						"$1,630,468.75
"

3.	The amount of principal payable to
the Series 1994-A Certificateholders on
the Distribution Date in the current
calendar month is equal to
 ..............................................						"$37,500,000.00
"

4.	The sum of all amounts payable to
the Series 1994-A Certificateholders on
the Distribution Date in the current
calendar month is equal to
 ..............................................						"$39,130,468.75
"

5.	"To the knowledge of the
undersigned, no" Series 1994-A Pay Out
event or Trust Pay Out Event has
occurred except as described
below:						None


"IN WITNESS WHEREOF, the undersigned has
duly executed this" certificate this
		fifth day of		May-99 "THE
PRUDENTIAL BANK AND TRUST COMPANY,"
Servicer


By: Name:   Joel L. Rosenberg Title:
Senior Vice President